	iM DBi Hedge Strategy ETF
	SCHEDULE OF INVESTMENTS
	March 31, 2020 (Unaudited)
		Principal
		Amount	Value
	SHORT-TERM INVESTMENTS - 70.4%
	U.S. Treasury Bills - 70.4% (a)(b)
	0.059%, 06/11/2020	782,000	781,838
	0.081%, 6/18/2020	423,000	422,905
	0.070%, 06/25/2020	751,000	750,862
	0.070%, 07/09/2020	371,000	370,910
	0.076%, 07/23/2020	495,000	494,850
	0.066%, 9/17/2020	1,036,000	1,035,634
	0.104%, 09/24/2020	1,184,000	1,183,333
	TOTAL SHORT-TERM INVESTMENTS (Cost $13,292,764)		5,040,332
	TOTAL INVESTMENTS (Cost $13,292,764)		5,040,332
	Other Assets in Excess of Liabilities -29.6%		2,119,604
	TOTAL NET ASSETS - 100.0%		$7,159,936

	Percentages are stated as a percent of net assets.

(a)	Zero coupon bond. The effective yield to maturity is listed.
(b)	All or a portion of this security is held as collateral for certain futures contracts.

	iM DBi Hedge Strategy ETF
	SCHEDULE OF OPEN FUTURES CONTRACTS (a)
	March 31, 2020

	Description	Number of Contracts Purchased / (Sold)	Settlement Month	Notional Amount	Value	Unrealized Appreciation (Depreciation)
	Purchased Contracts:
	U.S. Treasury 2-Year Note Futures	17	Jun-20	$3,692,240	$3,746,508	$54,267
	90-day Euro-Dollar Futures	15	Sep-21	3,731,307	3,738,562	7,256
	MSCI Emerging Market Index Futures	54	Jun-20	2,235,531	2,275,830	40,299
	U.S. Dollar Index Futures	13	Jun-20	1,252,442	1,288,196	35,754
	U.S. Treasury Long Bond Futures	7	Jun-20	1,200,789	1,253,438	52,649
	U.S. Treasury Ultra Bond Futures	5	Jun-20	1,039,767	1,109,375	69,608
	Nasdaq 100 E-mini Futures	6	Jun-20	958,814	934,350	(24,464)
	MSCI EAFE Index Futures	8	Jun-20	575,270	623,720	48,450
	Russel 2000 E-mini Futures	10	Jun-20	629,359	573,800	(55,559)
	S&P Mid Cap 400 E-mini Futures	3	Jun-20	470,740	431,340	(39,400)
						188,860

	Contracts Sold:
	Euro FX Currency Futures	(9)	Jun-20	(1,273,800)	(1,243,069)	30,732
	Japanese Yen Currency Futures	(3)	Jun-20	(359,313)	(349,481)	9,831
	British Pound Currency Futures	(3)	Jun-20	(241,038)	(233,550)	7,488
	Canadian Dollar Currency Futures	(3)	Jun-20	(217,797)	(213,135)	4,662
						52,713
						$241,573

(a)	Mizuho Securities USA LLC is the counterparty for all Open Futures Contracts held by the Fund at March 31, 2020.

Summary of Fair Value Measurements at March 31, 2020. (Unaudited)
    The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 -
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 -
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the Fund's consolidated investments and other financial instruments as of March 31, 2020:

	Level 1	Level 2	Level 3	Total
Short-Term Investments
U.S. Treasury Obligations	$-	$5,040,332	$-	$5,040,332
Total Short-Term Investments	-	5,040,332	-	5,040,332
Total Investments in Securities	$-	$5,040,332	$-	$5,040,332

Other Financial Instruments*
Futures:
Long Futures Contracts	$188,860	$-	$-	$188,860
Short Futures Contracts	52,713			52,713
Total Futures Contracts	$241,573	$-	$-	$241,573

* Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures. Futures are reflected as the unrealized appreciation (depreciation) on the instrument.

Derivative Instruments and Hedging Activities

The Fund has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund's hedge strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies.  Fund positions in those contracts are determined based on a proprietary, quantitative model - the Dynamic Beta Engine - that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge funds, which are hedge funds that use futures or forward contracts to achieve their investment objectives. During the period ended March 31, 2020, the Fund used long and short contracts on U.S.government bonds, U.S. and foreign equity market indexes, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Statement of Assets and Liabilities -- Values of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity Contracts - Futures*	Unrealized appreciation on futures contracts	$88,749	Unrealized depreciation on futures contracts	$119,423
Foreign Exchange Contracts - Futures*	Unrealized appreciation on futures contracts	59,969	Unrealized depreciation on futures contracts	-
Interest Rate Contracts - Futures*	Unrealized appreciation on futures contracts	212,278	Unrealized depreciation on futures contracts	-
Total		$360,996		$119,423

*Includes cumulative appreciation/depreciation as reported on the Consolidated Schedule of Open Futures Contracts.